SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
          OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. 1)

Filed by the Registrant {X}

Filed by a Party other than the Registrant {_}

Check the appropriate box:
{_} Preliminary Proxy Statement (Revocation of Consent Statement) {_} Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
{_}     Definitive Proxy Statement (Revocation of Consent Statement)
{X}     Definitive Additional Materials
{_}     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ENVIRODYNE INDUSTRIES, INC.
                 -----------------------------------------
              (Name of Registrant as Specified in Its Charter)


                 -----------------------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
{X}     No fee required.
{_} Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)  Title of each class of securities to which transaction applies:
        (2)  Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____
        (4)  Proposed maximum aggregate value of transactions:  _____________
        (5)  Total fee paid.

------------
{_}     Fee paid previously with preliminary materials.

{_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid: _______________________________________
        (2)    Form, Schedule or Registration Statement No.: _________________
        (3)    Filing Party: _________________________________________________
        (4)    Date Filed: ___________________________________________________







                       TELEPHONE VOTING INSTRUCTIONS

FOR IMMEDIATE VOTING USE THE PHONE

The instructions below enable you to vote by phone to insure prompt receipt of your voting instructions. Please return your vote in accordance with the instructions below.



HAVE THE FOLLOWING READY FOR THE OPERATOR:
              ID#:  6032
              Control #: Located on the white proxy card, on the first line of the mailing address, following the "CUSP 294037205 CTL#" is your 12 digit control number.
              Broker #: Located on the white proxy card, on the second line of the mailing address, at the end of the line following "BKR#" is the 3 digit broker number.

        CALL:  1-800-521-8450  (toll free)

        VOTE:  Tell the operator how you wish to vote.

               Envirodyne Industries strongly recommends a vote FOR proposals 1 and 2 and AGAINST proposal 3.

               A proxy card is enclosed for you to read from when you vote by phone.



IMPORTANT

Vote each WHITE proxy card received since each account must be voted separately.

Only your latest dated proxy counts.

If you need assistance in voting call Morrow & Co. at 1-800-662-5200 (toll free).

                        VOTE YOUR WHITE PROXY TODAY